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                                                                   Exhibit 10.25

                    SUPERVALU/Richfood Stock Incentive Plan
           (formerly the Richfood, Inc. Omnibus Stock Incentive Plan
                        (as assumed by SUPERVALU INC.))

                             Amended and Restated
                          Effective October 13, 1999

                                 INTRODUCTION
                                 ------------

          The Richfood Holdings, Inc. Omnibus Stock Incentive Plan (the "Plan") was adopted by the Board of Directors of Richfood Holdings, Inc. on March 7, 1991 and was approved by shareholders at the 1991 annual meeting. The Plan authorized the grant of Options, SARs and Stock Awards.

          The Plan was amended and restated effective November 4, 1993. The amendments adopted at that time (1) clarified the definition of Common Stock,
(2) revised the manner in which the option price and withholding tax obligations may be settled, and (3) clarified that immediately vested and transferable Stock Awards may be granted under the Plan.

          The Plan was further amended and restated effective June 13, 1996, subject to the approval of shareholders. The amendments (1) increased the number of shares that may be issued under the Plan, (2) included provisions that will permit the award of "performance based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended, and (3) clarified the provisions regarding the grant of Performance Shares under the Plan.

          The Plan was further amended, effective July 29, 1997, subject to the approval of shareholders at the 1997 annual meeting. The Plan was further amended and restated on October 13, 1999 in connection with SUPERVALU's acquisition of Richfood Holdings, Inc. on August 31, 1999. The amendments (1) reflected SUPERVALU's assumption of the Plan and (2) eliminated the cashless exercise option whereby shares were withheld or the shares otherwise issuable were reduced. The terms of the Plan stated herein will govern awards granted on and after October 13, 1999.

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

    1.01  Affiliate means any "subsidiary" or "parent" corporation (within the
          ---------
meaning of Section 424 of the Code) of the Company.

    1.02  Agreement means a written agreement (including any consent, amendment
          ---------
or supplement thereto) between the Company and a Participant specifying the terms and conditions of an award of Performance Shares, or an Option, SAR or Stock Award granted to such Participant.

                                      -1-
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     1.03  Board means the Board of Directors of SUPERVALU.
           -----

     1.04  Committee means the Executive Personnel and Compensation Committee of
           ---------
the Board.

     1.05  Common Stock means the common stock, $1.00 par value of SUPERVALU.
          ------------

     1.06  Company means Richfood Holdings, Inc.
           -------

     1.07  Corresponding SAR means an SAR that is granted in relation to a
           -----------------
particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

     1.08  Fair Market Value means, on any given date, the average of the
           -----------------
opening and closing sale prices of a share of Common Stock as reported on the New York Stock Exchange on such date or, if such exchange is not open for trading on such date, on the day closest to such date when such exchange is open for trading. Notwithstanding the foregoing, with respect solely to grants made under the Plan prior to August 31, 1999, "Fair Market Value" shall be determined using the last sale price of a share of Common Stock rather than the average of the opening and closing sale prices.

     1.09  Initial Value means, with respect to an SAR, the Fair Market Value of
           -------------
one share of Common Stock on the date of grant, as set forth in the Agreement.

     1.10  Option means a stock option that entitles the holder to purchase from
           ------
SUPERVALU a stated number of shares of Common Stock at the price set forth in the holder's Agreement.

     1.11  Participant means an employee of the Company or an Affiliate,
           -----------
including an employee who is a member of the Board, who satisfies the requirements of Article IV and is selected by the Committee to receive an award of Performance Shares, an Option, a SAR or a Stock Award or a combination thereof.

     1.12  Performance Shares means an award which, in accordance with and
           ------------------
subject to an Agreement, will entitle the Participant to receive a Stock Award, a payment of cash or a combination thereof.

     1.13  Plan means the SUPERVALU/Richfood Stock Incentive Plan (formerly the
           ----
Richfood, Inc. Omnibus Stock Incentive Plan (as assumed by SUPERVALU INC.)).

     1.14  Restricted Stock means shares of Common Stock that are
           ----------------
nontransferable or subject to a substantial risk of forfeiture or both and that the Committee may grant to a Participant pursuant to a Stock Award. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms of the applicable Agreement, they become transferable and free of a substantial risk of forfeiture.

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     1.15  SAR means a stock appreciation right that entitles the holder to
           ---
receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Committee and specified in the holder's Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

     1.16  Stock Award means Common Stock awarded to a Participant under Article
           -----------
X (including an award of Restricted Stock) or in full or partial settlement of an award of Performance Shares.

     1.17  SUPERVALU means SUPERVALU INC., a Delaware corporation.
           ---------

                                  ARTICLE II
                                   PURPOSES
                                   --------

           The Plan is intended to assist the Company and its Affiliates in recruiting and retaining employees with ability and initiative by enabling employees to participate in its future success and to associate their interests with those of the Company and its Affiliates. The Plan authorizes the award of Performance Shares and the grant of Stock Awards, SARs, Options qualifying under
Section 422 of the Code ("incentive stock options") and Options not so qualifying. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by SUPERVALU from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes.

                                  ARTICLE III
                                ADMINISTRATION
                                --------------

           Except as provided in this Article III, the Plan shall be administered by the Committee. The Committee shall have authority to award Performance Shares and to grant Options, SARs and Stock Awards upon such terms (not inconsistent with the provisions of the Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in the Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of Performance Shares or a Stock Award. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised, the time at which an award of Performance Shares may be earned or the time at which Restricted Stock may become transferable or nonforfeitable. In addition, the Committee shall have complete authority to interpret all provisions of the Plan; to prescribe the form of Agreements; to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of the Plan shall be final and conclusive. No member of the Committee shall be liable for any act

                                      -3-
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done in good faith with respect to the Plan or any Agreement, Option, SAR, Stock
Award or an award of Performance Shares. All expenses of administering the Plan shall be borne by SUPERVALU.

          The Committee, in its discretion, may delegate to one or more officers of the Company or its Affiliates all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934, as in effect from time to time. In the event of such delegation, and as to matters encompassed by the delegation, references in the Plan to the Committee shall be interpreted as a reference to the Committee's delegate or delegates. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

                                  ARTICLE IV
                                  ELIGIBILITY
                                  -----------

     4.01  General.  Any employee of the Company or an Affiliate (including a
           -------
corporation that becomes an Affiliate after the adoption of the Plan) is eligible to participate in the Plan if the Committee, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate. Directors of the Company or an Affiliate who are employees of the Company or an Affiliate may be selected to participate in the Plan. A person who is a member of the Committee may not be awarded Performance Shares or granted Options, SARs or Stock Awards under the Plan.

     4.02  Grants. The Committee will designate individuals to whom Performance
           ------
Shares are to be awarded and to whom Options, SARs and Stock Awards are to be granted and will specify the number of shares of Common Stock subject to each award or grant. An Option may be granted with or without a related SAR. An SAR may be granted with or without a related Option. Each award of Performance Shares and all Options, SARs and Stock Awards granted under the Plan shall be evidenced by Agreements which shall be subject to applicable provisions of the Plan and to such other provisions as the Committee may adopt. No Participant may be granted incentive stock options or related SARs (under all incentive stock option plans of the Company and its Affiliates) that are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date of grant) exceeding $100,000. The preceding annual limitation shall not apply with respect to Options that are not incentive stock options.

                                   ARTICLE V
                             STOCK SUBJECT TO PLAN
                             ---------------------

           Upon the award of shares of Common Stock pursuant to a Stock Award, the Company may issue authorized Common Stock. Upon the exercise of any Option or SAR, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs) authorized Common Stock. The maximum aggregate number of shares of Common Stock that may be issued under the Plan with respect to Stock Awards, Options, SARs and Performance

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Shares granted on or after October 13, 1999, is 2,076,684 shares, subject to adjustment as provided in Article XII. If an Option or SAR is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or SAR or portion thereof may be reallocated to other Options, SARs, Stock Awards and awards of Performance Shares to be granted under the Plan. If an award of Performance Shares is forfeited, in whole or in part, without the issuance of a Stock Award, the number of shares of Common Stock allocated to the award of Performance Shares or a portion thereof may be reallocated to other Options, SARs, Stock Awards and Performance Shares to be granted under the Plan.

                                  ARTICLE VI
                          AWARDS OF OPTIONS AND SARS
                          --------------------------

           In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Option or SAR is to be granted and will specify the number of shares of Common Stock covered by such grants. Notwithstanding the preceding sentence, no individual may, in any calendar year, be granted (1) Options covering more than 112,500 shares of Common Stock, (2) Corresponding SARs covering more than 112,500 shares of Common Stock, or (3) SARs granted independently of Options covering more than 37,500 shares of Common Stock. For purposes of this Article VI, an Option and Corresponding SAR shall be treated as a single grant.

                                  ARTICLE VII
                                 OPTION PRICE
                                 ------------

           The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant; provided, however, that the price per share for Common Stock purchased on the exercise of any Option shall not be less than fifty percent (50%) of the Fair Market Value on the date the Option is granted and provided further that the price per share for Common Stock purchased on the exercise of any Option that is an incentive stock option shall not be less than the Fair Market Value on the date the Option is granted.

                                 ARTICLE VIII
                         EXERCISE OF OPTIONS AND SARS
                         ----------------------------

     8.01  Maximum Option or SAR Period.  The maximum period in which an Option
           ----------------------------
or SAR may be exercised shall be determined by the Committee on the date of grant, except that no Option or SAR shall be exercisable after the expiration of ten years from the date the Option or SAR was granted. The terms of any Option or SAR may provide that it is exercisable for a period less than such maximum period.

     8.02  Nontransferability. Any Option or SAR granted under the Plan shall be
           ------------------
nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person(s). During the lifetime of the Participant to whom the Option or SAR is granted, the Option or SAR may be exercised only by the Participant. No right or

                                      -5-
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interest of a Participant in any Option or SAR shall be liable for, or subject to, any lien, obligation or liability of such Participant.

     8.03  Employee Status.  For purposes of determining the applicability of
           ---------------
Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option or SAR provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

     8.04  Performance Objectives. The Committee may prescribe that an Option or
           ----------------------
SAR is exercisable only to the extent that certain performance objectives are attained. Such performance objectives may be based on the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, total sales, sales growth, return on capital or return on assets or based on Fair Market Value. If the Committee, on the date of the award, prescribes that an Option or SAR shall become exercisable only upon the attainment of performance objectives stated with respect to one or more of the foregoing criteria, the Option or SAR shall become exercisable only to the extent the Committee certifies that such objectives have been achieved.

                                  ARTICLE IX
                              METHOD OF EXERCISE
                              ------------------

     9.01  Exercise.  Subject to the provisions of Articles VII and VIII, an
           --------
Option or SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and when the Fair Market Value exceeds the option price of the related Option. An Option or SAR granted under the Plan may be exercised with respect to any number of whole shares less than the full number of shares for which the Option or SAR could be exercised. A partial exercise of an Option or SAR shall not affect the right to exercise the Option or SAR from time to time in accordance with the Plan and the applicable Agreement with respect to remaining shares subject to the Option or related to the SAR. The exercise of either an Option or Corresponding SAR shall result in the termination of the other to the extent of the number of shares with respect to which the Option or Corresponding SAR is exercised.

     9.02  Payment.  Unless otherwise provided by the Agreement, payment of the
           -------
Option price shall be made in cash or a cash equivalent acceptable to the Committee. Payment of all or part of the Option price also may be made by surrendering shares of Common Stock to SUPERVALU. If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

     9.03  Installment Payment.  If the Agreement so provides, and if the
           -------------------
Participant is employed by the Company or an Affiliate on the date the Option is exercised, payment of all or part of the Option price may be made in installments. In that event, the Participant shall pay not less than ten percent (10%) of the Option price of the shares acquired upon the exercise of an Option. If the Agreement so provides, payment of such portion of the Option price may be made in cash, a cash equivalent or by surrendering shares of Common Stock to the Company. If Common Stock is used to pay part of the Option price, the amount deemed to be paid with Common Stock shall be the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered.

          In the event that payment of all or part of the Option price is made in installments, the Company shall lend the Participant an amount equal to not more than ninety percent (90%) of the Option price of the shares acquired by the exercise of the Option. This amount shall be evidenced by the Participant's promissory note and shall be payable in not more than five equal annual installments, unless the amount of the loan exceeds the maximum loan value for the shares purchased, which value shall be established from time to time by regulations of the Board of Governors of the Federal Reserve System. In that event, the note shall be payable in equal quarterly installments over a period of time not to exceed five years. The Committee, however, may vary such terms and make such other provisions concerning the unpaid balance of such purchase price in the case of hardship, subsequent termination of employment, absence on military or government service or subsequent death of the Participant as in its discretion are necessary or advisable in order to protect the Company or SUPERVALU, promote the purposes of the Plan and comply with regulations of the Board of Governors of the Federal Reserve System relating to securities credit transactions.

          The Participant shall pay interest on the unpaid balance at the minimum rate necessary to avoid imputed interest or original issue discount under the Code. All shares purchased with cash borrowed from the Company shall be pledged to the Company as security for the repayment thereof. In the discretion of the Committee, shares of stock may be released from such pledge proportionately as payments on the note (together with interest) are made, provided the release of such shares complies with the regulations of the Federal Reserve System relating to securities credit transactions then applicable.
While shares are so pledged, and so long as there has been no default in the installment payments, such shares shall remain registered in the name of the Participant, and he shall have the right to vote such shares and to receive all dividends thereon.

     9.04  Determination of Payment of Cash and/or Common Stock Upon Exercise of
           ---------------------------------------------------------------------
SAR.  At the Committee's discretion, the amount payable as a result of the
---
exercise of a SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional shares shall be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.

     9.05  Shareholder Rights.  No Participant shall have any rights as a
           ------------------
stockholder with respect to shares subject to an Option or SAR until the date of exercise of such Option or SAR.

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                                   ARTICLE X
                                 STOCK AWARDS
                                 ------------

     10.01  Awards.  In accordance with the provisions of Article IV, the
            ------
Committee will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such award; provided, however, that no Participant may receive Stock Awards in any calendar year for more than 37,500 shares of Common Stock. The preceding sentence shall not limit the issuance of Stock Awards in settlement of Performance Share awards.

     10.02  Vesting.  The Committee, on the date of the award, may, but shall
            -------
not be required to, prescribe that a Participant's rights in the Stock Award shall be forfeitable or otherwise restricted for a period of time set forth in the Agreement. By way of example and not of limitation, the restrictions may postpone transferability of the shares until the attainment of performance objectives prescribed by the Committee or may provide that the shares will be forfeited if the Participant separates from the service of the Company and its Affiliates before the expiration of a stated term.

     10.03  Performance Objectives.  In accordance with Section 10.02, the
            ----------------------
Committee may prescribe that Stock Awards will become vested or transferable or both based on objectives stated with respect to the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, total sales, sales growth, return on capital or return on assets or based on Fair Market Value. If the Committee, on the date of the award, prescribes that a Stock Award shall become nonforfeitable and transferable only upon the attainment of performance objectives stated with respect to one or more of the foregoing criteria, the shares subject to such Stock Award shall become nonforfeitable and transferable only to the extent the Committee certifies that such objectives have been achieved.

     10.04. Shareholder Rights.  In accordance with the terms of the Agreement,
            ------------------
a Participant will have all rights of a shareholder with respect to the Common Stock covered by a Stock Award, including the right to receive dividends and vote the shares; provided, however, that (a) a Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of Restricted Stock, (b) the Company shall retain custody of the certificates evidencing shares of Restricted Stock, and (c) the Participant shall deliver to the Company a stock power, endorsed in blank, with respect to each award of Restricted Stock. The limitations set forth in the preceding sentence shall not apply after the Restricted Stock is, in accordance with the terms of the applicable Agreement, transferable and no longer forfeitable.

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                                  ARTICLE XI
                          AWARD OF PERFORMANCE SHARES
                          ---------------------------

     11.01.  Award.  In accordance with the provisions of Article IV, the
             -----
Committee will designate individuals to whom an award of Performance Shares is to be granted and will specify the number of shares of Common Stock covered by such award; provided, however, that no Participant may receive Performance share awards in any calendar year for more than 37,500 shares of common Stock.

     11.02.  Earning the Award.  The Committee, on the date of the grant of an
             -----------------
award, may prescribe that the Performance shares, or a portion thereof, will be earned according to the terms of the applicable Agreement. By way of example and not of limitation, the Agreement may specify that Performance Shares shall be earned only upon the Participant's completion of a specified period of employment with the Company or an Affiliate or upon the attainment of stated performance objectives or goals. Such performance objectives or goals may be based on the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, total sales, sales growth, return on capital, return on assets, or Fair Market Value. If the Committee, on the date of the award, prescribes that Performance Shares shall be earned only upon the attainment of performance objectives stated with respect to o ne or more of the foregoing criteria, such Performance Shares shall be earned only to the extent the Committee certifies that such objectives have been achieved.

     11.03.  Settlement.  In the Committee's discretion, the amount payable when
             ----------
an award of Performance Shares is earned may be settled in cash, by the grant of a Stock Award or a combination of cash and a Stock Award. A fractional share shall not be deliverable when a Performance Share is settled, but a cash payment will be made in lieu thereof.

     11.04.  Shareholder Rights.  No Participant shall, as a result of receiving
             ------------------
an award of Performance Shares, have any rights as a shareholder until and to the extent that the award of Performance Shares is earned and a Stock Award is made. A Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of an award of Performance Shares or the right to receive Common Stock thereunder other than by will or the laws of descent and distribution. After and to the extent that an award of Performance Shares is settled with a Stock Award, a Participant will have all the rights of a shareholder as described in Plan section 11.03.

                                  ARTICLE XII
                    ADJUSTMENT UPON CHANGE IN COMMON STOCK
                    --------------------------------------

             The maximum number of shares that may be issued pursuant to Options, SARs and Stock Awards under this Plan and the individual limits on the award of Options, SARs, Stock Awards and Performance Shares in a calendar year shall be proportionately adjusted, and the terms of outstanding awards of Performance Shares, Options, SARs and Stock Awards shall be adjusted, as the Committee shall determine to be equitably required in the event that the Company
(1) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (2) engages in a transaction to which Section 424 of the Code applies. Any determination made under this Article XI by the Committee shall be final and conclusive.

             The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares that may be issued pursuant to Options, SARs and Stock Awards under this Plan, the individual limits on the award of Options, SARs, Stock Awards and Performance Shares in a calendar year or outstanding awards of Performance Shares, Options, SARs or Stock Awards.

             The Committee may award Performance Shares or grant Options, SARs and Stock Awards in substitution for performance shares, stock awards, stock options, stock appreciation rights or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XII. Notwithstanding any provision of the Plan (other than the limitation of Article
V), the terms of such substituted award of Performance Shares, or grant of an Option, SAR or Stock Award, shall be as the Committee, in its discretion, determines is appropriate.

                                 ARTICLE XIII
             COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
             -----------------------------------------------------

             No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which a Stock Award is granted or for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                                  ARTICLE XIV
                              GENERAL PROVISIONS
                              ------------------

     14.01.  Effect on Employment.  Neither the adoption of this Plan, its
             --------------------
operation nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

     14.02.  Unfunded Plan.  The Plan, insofar as it provides for awards or
             -------------
grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by awards or grants under this Plan. Any liability of the Company to any person with respect to any award or grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

     14.03.  Disposition of Stock.  A Participant shall notify the Committee of
             --------------------
any sale or other disposition of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (a) within two (2) years of the grant of an Option or (b) within one (1) year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of SUPERVALU.

     14.04.  Withholding Taxes.  Each Participant shall be responsible for
             -----------------
satisfying any income and employment tax withholding obligations attributable to participation in the Plan. Unless otherwise provided by the Agreement, any such withholding tax obligations may be satisfied in cash (including from any cash payable in settlement of an award of Performance Shares or an SAR) or a cash equivalent acceptable to the Committee. Any withholding tax obligations may also be satisfied by surrendering shares of Common Stock to the Company, by withholding or reducing the number of shares of Common Stock otherwise issuable to the Participant upon the exercise of an Option or SAR, the settlement of an award of Performance Shares or the grant or vesting of a Stock Award, or by any other method as may be approved by the Committee. If shares of Common Stock are used to pay all or part of such withholding tax obligation, the Fair Market Value of the shares surrendered, withheld or reduced shall be determined as of the day preceding the date the Option or SAR is exercised, the Restricted stock vests or the Performance Shares are earned, as applicable.

     14.05.  Rules of Construction.  Headings are given to the articles and
             ---------------------
sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

                                  ARTICLE XV
                                   AMENDMENT
                                   ---------

             The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (1) the amendment materially increases the aggregate number of shares of common Stock that may be issued under the Plan, (2) the amendment materially changes the class of individuals eligible to become Participants or (3) the amendment materially increases the benefits that may be provided under the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any outstanding award of Performance Shares or any Option, SAR or Stock Award outstanding at the time such amendment is made.

                                  ARTICLE XVI
                               DURATION OF PLAN
                               ----------------

             No Performance Shares may be awarded and no Option, SAR or Stock Award may be granted under this Plan after March 6, 2006. Awards of Performance Shares and Options, SARs and Stock Awards granted on or before that date shall remain valid in accordance with their terms.

                                 ARTICLE XVII
                               INCENTIVE AWARDS
                               ----------------

     17.01.  Awards.  The Committee shall designate Participants to whom
             ------
Incentive Awards shall be made. All Incentive Awards shall be determined exclusively by the Committee under procedures established by the committee; provided, however, that in any calendar year, no Participant may receive an Incentive Award exceeding $1 million.

     17.01.  Earning an Award.  The Committee, at the time an Incentive Award is
             ----------------
made, shall specify the terms and conditions that govern the award. Such terms and conditions may include, by way of example and not of limitation, requirements that the Participant complete a specified period of employment with the Company or an Affiliate or that the Company, an Affiliate, an operating unit or the Participant attain stated objectives or goals as a prerequisite to payment under an Incentive Award. Such performance objectives or goals may be based on one or more of the Company's, an Affiliate's or an operating unit's gross, operating net earnings before or after taxes, return on equity, return on capital, return on sales, return on assets or net assets, earnings per share, cash flow per share, book value per share, earnings growth, sales growth, volume growth, cash flow (as defined by the Committee), Fair Market Value, share price or total shareholder return, market share, economic value added, market value added, productivity, legal of expenses, qualify, safety, customer satisfaction, total sales, total earnings or peer group comparisons of any of the aforementioned objectives. Such goals may be set for a one-year period or a longer period. If the Committee, on the date of an award, prescribes that the Incentive Award shall be earned only upon the attainment of performance objectives stated with respect to one or more of the foregoing criteria, such Incentive Award shall be earned only to the extent that the Committee certifies that such objectives or objectives have been achieved. The Committee, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the Incentive Award and whether amounts shall be payable in the event of the Participant's death, disability, retirement or a change of control.

             Except with respect to those Participants who are covered employees (as determined under Code Section 162(m)(3)) and notwithstanding any other provision of the Plan, the Committee, in its discretion may adjust the terms, conditions or other requirements applicable to Incentive Awards and may increase or decrease the amounts otherwise payable under an Incentive Award, to reflect unusual or extraordinary transactions or events. The Committee may make such adjustments with respect to one or more Participants, with respect to all Participants as to Incentive Awards made during a particular year or with respect to all outstanding Incentive Awards.

     17.03   Settlement.  In the Committee's discretion, the amount payable when
             ----------
an Incentive Award is earned may be settled in cash, by the issuance of Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable when an Incentive Award is settled, but a cash payment shall be made in lieu thereof.

     17.04.  Shareholder Rights.  No Participants shall, as a result of
             ------------------
receiving an Incentive Award, have any rights as a shareholder of SUPERVALU until and then only to the extent that the Incentive Award is earned and Common Stock is distributed. A Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of an Incentive Award or the rights to receive Common Stock thereunder other than by will or the laws of descent and distribution. After and to the extent that an Incentive Award is settled in Common Stock, a Participant will have all the rights of a shareholder of SUPERVALU.

     17.05.  Administration.  The Committee shall construe and administer the
             --------------
Plan, including this Article XVII relating to Incentive Awards, as if the term "Incentive Award" had been included in all Plan provisions of general application in a manner similar to the term Performance Shares. For example, shares of Common Stock issued pursuant to Incentive Awards shall reduce the aggregate number of shares of Common Stock that may be issued under the Plan in accordance with Article V. As provided in Article III, the Committee's authority to interpret the Plan in this regard shall be absolute.